Exhibit 10.2

Mortgage Contract No.

Jiangning District of Nanjing
Real Eatate Mortgage Contract

Printed by Housing and Urban and Rural Constructing Bureau, Jiangjing

District of Nanjing

Exhibit 10.2

Notes

One. The Contract is used in the mortgage of existing home (real estate), and can be a reference for the mortgage of projects under construction.

Two. Please fill in the blanks with pen, writing brush etc. with writings not fade or be erased easily.

Three. Any rasure shall be confirmed by both Party A and Party B with their signing or sealing.

Four. Ticking in the square means “selected”, crossing in it means “not selected”.

Five. The blanks shall be filled in through agreements by the both Parties.

Six. The Contract comes into effect by the ratification of registration with the Housing and Urban and Rural Constructing Bureau, Jiangjing District of Nanjing

Seven. The explanation of the forms of the Contract is subject to Housing and Urban and Rural Constructing Bureau, Jiangjing District of Nanjing

Exhibit 10.2

Jiangning District of Nanjing Real Eatate Mortgage Contract

The signing parties of the Contract:

Mortgagor (Party A): Goldenway Nanjing Garment Co., Ltd.
Mortgagee (Party B): Shanghia Pudong Development Bank Co., Ltd., Nanjing Branch

Party A and Party B, according to The Guaranty Law of the People's Republic of China, Administraton of Urban Real Property Mortgage issued by the Ministry of Construction, and other related regulations of Nanjing municipality, based on the principles of equality, freewill, honesty and credit, through consultations, sign the Contract for the following real estate mortgage.

Article One The Principal Claim mortgaged by Party A is:
(1)	The Contract of the Principal Claim is named Circulation Fund Loan Contract (namely Loan Contract and numbered 93062010280056)
(2)	The debtor is Party A.
(3)	The capital amount of the loan guaranteed by the mortgage is RMB40,000,000.00.

Article Two      The Main Debtor’s period for performing its duty of mortgaged debt is from December 10, 2010 to December 10, 2010.

Article Three    Party A pledges to Party B its self-owned real estate and its attachment and fixation stated in the List of Mortgaged Real Estate as a guarantee to the performance of its duty of a Main Debtor.
Party A and Party B confrims that the aforementioned List of Mortgaged Real Estate states a real estate valued RMB67,070,000.00.
Article Four    The scope guaranteed by Party A by the mortgage:
The aforementioned Principal Claims and its interests; any penalty by a breach; any compensation payable by the Principal Debtor; the expenses for realizing the mortgage by Party B.

Article Five    Blank

Article Six    Party A pledges it has stated the true status of ownership of the aforementioned real estate and other status, Party B has also fully understand the specific situations of which.
Party A and Party B have confirmed that, although no record is made in the certificate of ownership, the right holders who enjoys a co-ownership by law or has the right to decide whether to mortgage the aforementioned real estate have all agreed in writing to have the real estated to be mortgaged.

Article Seven   Any dispute arisen from the performance of the Contract shall be resolved through consultations. If the consultations fail, a lawsuit shall be brought to the People’s Court.

Exhibit 10.2

Article Eight   The Contract is made in Three copies, of which one is held by Party A, one is held by Party B, and one is presented to the registration organization for the application of mortgage of the real estate.

Article Nine    Other stipulations
The guaranteed scope covers the Principal Claim stated in the Contract, and the interests accrued wherefrom (including the interests and compound interests, penalty and compound interest for overdue payment), fees arisen from realizing guaranty rights and claims by the mortgagee (including but not limited to legal costs, costs of preservation and execution, evaluation fee, publication fee and attorneys fee for the disposal of the mortgaged).

The Contract has the same legal effect as the real estate mortgage contract of Shanghai Pudong Development Bank.

List of the Real Estate Mortgaged

The Mortgaged	Location	509 Chengxin Thoroughfare, Muling Subdistrict, Jiangning District
	Acreage	2049.34m2	Land Area		Cert. No.	-774
	Usage	Dorm	Suite	Yes/No	Cert. No.	-840
	Scope	All
The Mortgaged	Location	509 Chengxin Thoroughfare, Muling Subdistrict, Jiangning District
	Acreage	2023.24m2	Land Area		Cert. No.	-332
	Usage	Dorm	Suite	Yes/No	Cert. No.	-840
	Scope	All
The Mortgaged	Location	509 Chengxin Thoroughfare, Muling Subdistrict, Jiangning District
	Acreage	50.34m2	Land Area		Cert. No.	-773
	Usage	Reception	Suite	Yes/No	Cert. No.	-840
	Scope	All
The Mortgaged	Location	509 Chengxin Thoroughfare, Muling Subdistrict, Jiangning District
	Acreage	15818.86m2	Land Area		Cert. No.	-699
	Usage	Office	Suite	Yes/No	Cert. No.	-840
	Scope	All
The Mortgaged	Location	509 Chengxin Thoroughfare, Muling Subdistrict, Jiangning District
	Acreage	2412.91m2	Land Area		Cert. No.	-701
	Usage	Dining Hall	Suite	Yes/No	Cert. No.	-840
	Scope	All
The Mortgaged	Location	509 Chengxin Thoroughfare, Muling Subdistrict, Jiangning District
	Acreage	5053.37m2	Land Area		Cert. No.	-700
	Usage	Workshop	Suite	Yes/No	Cert. No.	-840
	Scope	All

Exhibit 10.2

The Party A (Official Seal)	The Party B (Official Seal)
Goldenway Nanjing Garment Co., Ltd.	Shanghia Pudong Development Bank Co., Ltd., Nanjing Branch

Legal Representative or Authorized Agency	Person in Charge of Authorized Agency
(signature or seal)	(signature or seal)
SUN JIA JUN	WU GUO YUAN

Major Business Address:	Major Business Address
Tel.:	Tel.:
Date: 1/4/2011	Date: 12/3/2010

Registration Authority (Official Seal):
Housing and Urban and Rural Constructing Bureau, Jiangjing District of Nanjing